Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

(a) Time charters:As at December 31, 2016, the Company has entered into time charter arrangements forall of its vessels in operation, with the exception of four vessels, with international liner operators. These arrangements as at December 31, 2016, have remaining terms of up to 87 months. After December 31, 2016, future minimum contractual charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels’ committed, non-cancelable, time charter contracts, are as follows:

Year ending December 31,	Amount
2017	387,826
2018	198,759
2019	122,306
2020	93,841
2021	85,256
2022 and thereafter	131,755
1,019,743

(b)Capital Commitments: Pursuant to the Restated Framework Deedthe Company has a contractual commitment of approximately $24,124 representing 49% of the remaining construction cost of three vessels under construction (Note 9).

(c) Debt Guarantees with respect to entities formed under the Framework Deed:Costamare agreed to guarantee 100% of the debt of Ainsley Maritime Co., Ambrose Maritime Co., Kemp Maritime Co. and Hyde Maritime Co., which were formed under the Framework Deed and own Hulls NCP0115, NCP0116, NCP0113 and NCP0114 respectively. As at December 31, 2016, Costamare has guaranteed $88,000 of debt relating to Kemp Maritime Co. and Hyde Maritime Co. (Note 9) and $86,600 of the debt relating to Ainsley Maritime Co. and Ambrose Maritime Co. (Note 9). As security for providing the guarantee, in the event that Costamare is required to pay under any guarantee, Costamare is entitled to acquire all of the shares in the entities for whose benefit the guarantee has been issued that it does not already own for nominal consideration.

(d) Other: Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any other claims or contingent liabilities which should be disclosed or for which a provision should be established in the accompanying consolidated financial statements.

The Company is covered for liabilities associated with the vessels’ operations up to the customary limits provided by the Protection and Indemnity (“P&I”) Clubs, members of the International Group of P&I Clubs.